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                                                                Exhibit 10.21.1


           WAIVER AND FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     This Waiver and First Amendment to Securities Purchase Agreement (this "AMENDMENT") is entered into effective as of December 21, 1998 by and among SeraCare, Inc., a Delaware corporation (the "Company"), each of the subsidiaries of the Company named on the signature pages hereto (individually, a "Subsidiary" and, collectively, the "SUBSIDIARIES"), and each of the investors named on the signature page, hereto (the "INVESTORS").

                                   RECITALS

     WHEREAS, the Company, the Investors and certain of the Subsidiaries are parties to that certain Securities Purchase Agreement, dated as of February 13, 1998 (the "SECURITIES PURCHASE AGREEMENT");

     WHEREAS, the Company and the Subsidiaries are in the process of restructuring and increasing the amount of the Company's existing credit facility with Brown Brothers Harriman & Company (the "CREDIT RESTRUCTURING") in accordance with the terms and conditions provided in that certain Revolving Credit, Term Loan and Security Agreement by and among the Company, the Subsidiaries, Brown Brothers Harriman & Company and State Street Bank and Trust Company, a copy of which is attached hereto as EXHIBIT A;

     WHEREAS, the Company proposes to use certain of the proceeds that it receives in connection with the Credit Restructuring to repay certain outstanding indebtedness of the Company listed on Schedule I to this
Amendment: (the "BRIDGE DEBT");

     WHEREAS, in connection with the Credit Restructuring and the repayment of the Bridge Debt, the parties hereto desire to enter into this Amendment for the purpose of amending certain financial covenants contained in the Securities Purchase Agreement and to evidence a limited waiver by the Investors of compliance by the Company and the Subsidiaries with certain other covenants contained in the Securities Purchase Agreement;

     NOW, THEREFORE, in consideration of the foregoing recitals, the parties hereto, intending to be legally bound, agree as follows:

     1. TERMS DEFINED IN SECURITIES PURCHASE AGREEMENTS. All capitalized terms used herein without definition but which are defined in the Securities Purchase Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

     2. AMENDMENTS TO AGREEMENT. The Securities Purchase Agreement is hereby amended as follows:

         2.1 Section 7A(i) is amended and replaced in its entirety as follows:

              "(i)  FUNDED DEBT RATIO.  As of December 21, 1998, the
               Company shall have and thereafter maintain, for each fiscal quarterly period, a ratio of (i) Funded Debt to (ii) EBITDA of not more than 5.5:1.00."

         2.2 Section 7A(ii) is amended and replaced in its entirety as follows:


              "(ii) FIXED CHARGE COVERAGE RATIO.  As of December 21,
               1998, the Company shall have and thereafter maintain, for each fiscal


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               quarterly period, a Fixed Charge Coverage Ratio of at least
               2.00:1.00."

         2.3 Section 7B(i) is amended and replaced in its entirety as follows:

              "(i)  Senior Debt from time to time in an amount not to exceed the product obtained by multiplying the amount of the Company's consolidated EBITDA for the preceding twelve calendar months by three."


         2.4 Clause (c) to the definition of "Fixed Charge" in Section 12 is amended and replaced in its entirety as follows:

              "(c)  cash capital expenditures paid in such period, PLUS"

     3. WAIVERS.

        3.1 REPAYMENT OF BRIDGE DEBT. Each of the Investors hereby waives compliance by the Company and the Subsidiaries with the covenants contained in Sections 7A, 7B, 7G and 7K of the Securities Purchase Agreement to the extent that the consummation of the Credit Restructuring and repayment of Bridge Debt would otherwise cause the Company and the Subsidiaries to not be in compliance with such covenants.

        3.2 ADDITIONS OF SUBSIDIARY. Attached hereto as EXHIBIT B is a copy of an acknowledgement letter (the "ACKNOWLEDGEMENT LETTER") pursuant to which American Plasma, Inc., a Texas corporation and subsidiary of the Company ("AMERICAN PLASMA"), acknowledges its obligations under Section 6R of the Securities Purchase Agreement. Each of the Investors hereby acknowledges receipt of the Acknowledgement Letter and waives earlier compliance by the Company and American Plasma with Section 6R of the Securities Purchase Agreement with respect to the event of American Plasma becoming a Subsidiary. In addition, American Plasma has executed valid counterpart signature pages to both of the Securities Purchase Agreement and the Subsidiary Guarantee Agreement, dated as of February 13, 1998 (collectively, the "AGREEMENTS"), by which it becomes a bound party to and assumes all of the obligations of a Guarantor under both Agreements.

        3.3 DELIVERY OF MONTHLY FINANCIAL STATEMENTS. Attached hereto as EXHIBIT C are unaudited consolidated financial statements prepared by the Company with respect to the months of September and October of 1998 (the "FINANCIAL STATEMENTS"). Each of the Investors hereby acknowledges receipt of the Financial Statements and waives compliance by the Company with the covenants contained in Section 6A(i) of the Securities Purchase Agreement with respect to the timely delivery of the Financial Statements. Each of the Investors further waives compliance by the Company with the covenants contained in Section 6A(i) of the Securities Purchase Agreement for all months prior to September 1998.

        3.4 DELIVERY OF OFFICER'S CERTIFICATE. Each of the Investors hereby waives compliance by the Company with the covenants contained in Section 6A of the Securities Purchase Agreement with respect to the delivery of an officer's certificate in connection with the delivery of the financial statements referred to in clauses (ii) and (iii) of Section 6A of the Securities Purchase Agreement with respect to the fiscal year ended February 28, 1998 and with respect to the fiscal quarters ended May 31, 1998 and August 31, 1998.

                                      -2-


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        3.5  DELIVERY OF CERTIFICATE OF COMPLIANCE.  Each of the Investors
hereby waives compliance by the Company with the covenants contained in
Section 7A(iii) of the Securities Purchase Agreement with respect to the delivery of a certificate of compliance for the fiscal quarters ended May 31, 1998 and August 31, 1998.

        3.6 DELIVERY OF CERTIFICATE OF ACCOUNTANTS. Each of the Investors hereby waives compliance by the Company with the covenants contained in
Section 6A of the Securities Purchase Agreement with respect to the delivery of a certificate of accountants in connection with the delivery of the financial statements referred to in clause (iii) of Section 6A of the Securities Purchase Agreement with respect to the fiscal year ended February 28, 1998.

        3.7 LIMITATION ON WAIVER. Section 3 to this Amendment shall be effective only in the specific instance and for the specific purpose set forth herein and does not allow any other or further departure from the terms of the Securities Purchase Agreement, which terms shall remain in full force and effect.

     4. REFERENCE TO THE SECURITIES PURCHASE AGREEMENT. The parties hereto hereby agree (i) to incorporate all terms and conditions as set forth in the Securities Purchase Agreement, in their entirety, other than such provisions specifically amended or waived by this Amendment, and (ii) that such provisions incorporated by reference shall remain in full force and effect.

     5. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Amendment shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

     6. GOVERNING LAW. This Amendment is being delivered and is intended to be performed in the State of New York, and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of such state without giving effect to the choice of law or conflicts of law principles thereof.

     7. SEVERABILITY. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     8. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.




SERACARE, INC.                            BHM LABS, INC.


By:  /s/  Barry D. Plost                  By:  /s/  Barry D. Plost
    ---------------------------------         ---------------------------------
      Barry D. Plost                            Barry D. Plost

Its: Chairman of the Board, President     Its: Chairman of the Board, President
and Chief Executive Officer.              and Chief Executive Officer.



AMERICAN PLASMA, INC.                     SERACARE ACQUISITIONS, INC.


By:  /s/  Barry D. Plost                  By:  /s/  Barry D. Plost
    ---------------------------------         ---------------------------------
      Barry D. Plost                            Barry D. Plost

Its: Chairman of the Board, President     Its: Chairman of the Board, President
and Chief Executive Officer.              and Chief Executive Officer.



AVRE, INC.                                SERACARE TECHNOLOGY, INC.


By:  /s/  Barry D. Plost                  By:  /s/  Barry D. Plost
    ---------------------------------         ---------------------------------
      Barry D. Plost                            Barry D. Plost

Its: Chairman of the Board, President     Its: Chairman of the Board, President
and Chief Executive Officer.              and Chief Executive Officer.



BINARY ASSOCIATES, INC.                   THE WESTERN STATES GROUP, INC.


By:  /s/  Barry D. Plost                  By:  /s/  Barry D. Plost
    ---------------------------------         ---------------------------------
      Barry D. Plost                            Barry D. Plost

Its: Chairman of the Board, President     Its: Chairman of the Board, President
and Chief Executive Officer.              and Chief Executive Officer.


                                      -4-


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Acknowledged By:

DELAWARE STATE EMPLOYEES' RETIREMENT FUND

By:  Pecks Management Partners Ltd.
     Its Investment Advisor

By:    /s/ Robert J. Cresci
   ----------------------------------
     Robert J. Cresci
     Managing Director



DECLARATION OF TRUST FOR DEFINED BENEFIT PLAN OF ICI AMERICAN HOLDING INC.

By:  Pecks Management Partners Ltd.
     Its Investment Advisor

By:    /s/ Robert J. Cresci
   ----------------------------------
     Robert J. Cresci
     Managing Director



DECLARATION OF TRUST FOR DEFINED BENEFIT PLAN OF ZENECA HOLDING INC.

By:  Pecks Management Partners Ltd.
     Its Investment Advisor

By:    /s/ Robert J. Cresci
   ----------------------------------
     Robert J. Cresci
     Managing Director



THE J.W. MCCONNELL FAMILY FOUNDATION

By:  Pecks Management Partners Ltd.
     Its Investment Advisor

By:    /s/ Robert J. Cresci
   ----------------------------------
     Robert J. Cresci
     Managing Director




                                      -5-

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                                  SIGNATURE PAGE


     Upon execution and delivery to the Investors by the party hereunder, this signature page together with the Securities Purchase Agreement dated as of February 13, 1998 (the "Agreement") shall constitute one and the same instruments and such signature page shall become an integral part of this Agreement. Furthermore such party shall hereby be bound as an original Guarantor.

     IF WITNESS WHEREOF, American Plasma, Inc. has caused this Agreement to be executed and delivered by their respective officers thereunto duly
authorized as of December   , 1998.


                                        AMERICAN PLASMA, INC.



                                        By:  /s/ Barry D. Plost
                                           ----------------------------------
                                            Barry D. Plost
                                            Chairman of Board, President
                                            and Chief Executive Officer.

                            LIST OF OMITTED EXHIBITS


The following Exhibits to the Waiver and First Amendment to Securities Purchase Agreement effective December 21, 1998 by and among SeraCare, Inc., each of the subsidiaries of SeraCare named on the signature pages thereto, and each of the investors named on the signature pages thereto, have been omitted from this Exhibit and shall be furnished supplementally to the Commission upon request:

Exhibit A  Revolving Credit, Term Loan and Security Agreement

Exhibit B  Acknowledgement Letter

Exhibit C  Financial Statements